SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2001


                               99(CENT)ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)            File Number)          Identification No.)


                         4000 East Union Pacific Avenue
                       City of Commerce, California 90023
                    (Address of Principal Executive Offices)


                                 (323) 980-8145
                         (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on February 28, 2001, which contains information meeting the requirements of this Item 5, and which are incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



March 14, 2001                             99(Cent)ONLY STORES

                                           By: /S/ ERIC SCHIFFER
                                               ------------------------
                                                 Eric Schiffer
                                                 President

                                  EXHIBIT INDEX


EXHIBITS


99.1           Press Release dated February 28, 2001

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